SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2003

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      Colorado                          0-31737                   75-2740870
      --------                          -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


                                 111 Richman St.
                           Black Hawk, Colorado 80422
                           --------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 303-582-3600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On April 10, 2003, Windsor Woodmont Black Hawk Resort Corp. (the "Corporation") announced that it had agreed to a settlement with Hyatt Gaming Management, Inc. ("Hyatt Gaming") in which Hyatt Gaming will end its management of the Black Hawk Casino by Hyatt for certain financial considerations. The settlement is subject to approval by the United States Bankruptcy Court in Denver, Colorado.

     A copy of the Press Release announcing the settlement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

Designation       Description
-----------       -----------

99.1              Press Release dated April 10, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 15, 2003                     WINSOR WOODMONT BLACK HAWK RESORT CORP.



                                         By: /s/ Michael L. Armstrong
                                         ----------------------------
                                         Michael L. Armstrong, Executive Vice
                                         President, Chief Financial Officer,
                                         Treasurer and Secretary

                                                                    EXHIBIT 99.1

JOINT STATEMENT

FOR IMMEDIATE RELEASE

Contacts:
Gwin Johnston                       Z. James Czupor
JohnstonWells                       InterProGroup
303.623.3366                        303.759.8989
For Hyatt Gaming                    For Windsor Woodmont



               WINDSOR WOODMONT AND HYATT GAMING REACH SETTLEMENT
               --------------------------------------------------

Denver, Colo. (April 10, 2003) - Windsor Woodmont Black Hawk Resort Corp., owners of the Black Hawk Casino by Hyatt, and Hyatt Gaming Management Inc., have agreed to a settlement in which Hyatt Gaming will end its management of the Black Hawk Casino in exchange for certain financial considerations. The settlement is subject to approval by the U.S. Bankruptcy Court in Denver.

"The Hyatt name is a premium brand that was an integral element of our original plans," said Tim Rose, President of Windsor Woodmont. "But, this settlement allows us to reposition the casino and continue our commitment to serving the needs of our players and valued employees. We remain confident that the casino will be a success and grow to become the preeminent gaming entertainment destination in Colorado," Rose said.

"We believe this settlement is in the best interest of Hyatt Gaming and other casino stakeholders," said Larry Lewin, President of Hyatt Gaming. "We recognize that each market has its unique characteristics and level of demand."

"Hyatt has a distinguished record of successfully managing casinos throughout the world and is proud that the Black Hawk Casino by Hyatt became Colorado's second highest grossing casino in a start-up year during difficult times," added Lewin. "We wish Windsor Woodmont well in its continued efforts and commitment to Colorado."


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